OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2022
OTHER NON-CURRENT ASSETS
Schedule of other non-current assets

	2021	2022
Prepaid frequency license fees - net of current portion (Note 33c.i)	1,572	1,291
Advances	868	781
Prepaid expenses	454	446
Claims for tax refund - net of current portion (Note 28b)	1,224	353
Prepaid taxes - net of current portion (Note 28a)	865	268
Security deposits	102	144
Others (each below Rp100 billion)	446	340
Total	5,531	3,623